Exhibit 10(a)


                      EXCHANGE RIGHTS AND RELEASE AGREEMENT


Exchange Rights and Release Agreement ("Agreement"), dated as of April 10, 2003, among NCT Group, Inc. ("NCT"), Pro Tech Communications, Inc., an indirect subsidiary of NCT ("Pro Tech"), Alpha Capital Aktiengesellschaft ("Alpha"), Austost Anstalt Schaan ("Austost"), Balmore, S.A. (f/k/a Balmore Funds, S.A.) ("Balmore") and Libra Finance, S.A. ("Libra" and, collectively with Austost and Balmore, the "Investors").

The parties hereto agree as follows:

1.   Exchange Right.

(a) As of the date hereof, the Investors are the holders of an aggregate of 3,154 shares of Artera Group, Inc. ("Artera") 4% Series A Convertible Preferred Stock, par value $.10 per share (the "Investor Artera Preferred Shares"), as follows: Austost 1,077 shares evidenced by certificates number P-23 (303 shares) and P-24 (774 shares); Balmore 1,077 shares evidenced by certificates number P-21 (303 shares) and P-22 (774 shares); and Libra 1,000 shares evidenced by certificates number P-3 (500 shares) and P-6 (500 shares).

(b) NCT hereby grants the Investors the right to exchange the Investor Artera Preferred Shares and all accretion thereon for shares of preferred stock, par value $.10 per share, of NCT (the "NCT Preferred Shares"), which NCT Preferred Shares shall have a stated value per share equal to that of the Investor Artera Preferred Shares and shall have other terms and conditions relating thereto that are identical or substantially identical to those relating to the Investor Artera Preferred Shares.

(c) The foregoing exchange right may be exercised, in whole or in part, via 30 days' prior written notice to NCT (in the case of the first such exercise by any of the Investors) or via 10 days' prior written notice to NCT (in the case of all subsequent exercises by the Investors).

(d) The Investors acknowledge that, as of the date hereof, NCT has not designated a series of its preferred stock that satisfies the requirements herein; NCT shall be obligated, prior to the end of the 30-day notice period of the first exercise as described above, to designate such a series.

(e) The foregoing exchange right is in addition to any right the Investors may have to exchange their Investor Artera Preferred Shares for shares of NCT common stock, par value $.01 per share, pursuant to the Exchange Rights Agreement (Preferred), dated as of June 29, 2001, among NCT, the Investors and others. However, any exchange of Investor Artera Preferred Shares for NCT Preferred Shares under this Agreement shall automatically extinguish the exchanging Investor's rights under such Exchange Rights Agreement
     (Preferred), with respect to the Investor Artera Preferred Shares so exchanged hereunder.

2.   Release.

(a) Pursuant to a Securities Purchase and Supplemental Exchange Rights Agreement, dated as of July 30, 2001, among Alpha, Pro Tech and NCT, Alpha purchased from Pro Tech 500 shares of Pro Tech 4% Series B Convertible Preferred Stock, par value $.01 per share (the "Alpha Pro Tech Preferred Shares"), evidenced by certificate number P-1. Under the Articles of Amendment to Articles of Incorporation of Pro Tech dated as of July 30, 2001 (the "Articles"), Alpha has the right to convert the Alpha Pro Tech Preferred Shares into shares of Pro Tech common stock, par value $.001 per share (the "Conversion Shares"), under terms and conditions set forth in the Articles. Pursuant to a Registration Rights Agreement, dated as of July 30, 2001 (the "Registration Rights Agreement"), between Pro Tech and Alpha, Pro Tech agreed to certain undertakings with respect to the registration of the Conversion Shares. As of the date hereof, none of the Alpha Pro Tech Preferred Shares have been converted by Alpha into Conversion Shares and all of the Alpha Pro Tech Preferred Shares continue to be held by Alpha.

(b) Alpha hereby waives and releases Pro Tech from any and all obligations Pro Tech had, has or may in the future have under Sections 2(a), 2(b) and 2(e) of the Registration Rights Agreement, including any and all claims, penalties and other consequences arising out of a breach of any such subsections under other provisions of the Registration Rights Agreement and under the Articles.

3. Miscellaneous. This Agreement represents the entire agreement of the parties hereto with respect to the subject matter hereof. This Agreement shall be governed by and interpreted in accordance with New York law, without regard to the principles of conflicts of laws. This Agreement may be executed by fax. This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Exchange Rights and Release Agreement to be executed as of the date first set forth above.


                                           NCT GROUP, INC.


                                           By:   /s/  Michael J. Parrella
                                               ---------------------------------
                                               Name:  Michael J. Parrella
                                               ---------------------------------
                                               Title: Chairman & C.E.O.
                                               ---------------------------------


                                           PRO TECH COMMUNICATIONS, INC.


                                           By:   /s/  Mark Melnick
                                               ---------------------------------
                                               Name:  Mark Melnick
                                               ---------------------------------
                                               Title: Secretary
                                               ---------------------------------

                                           ALPHA CAPITAL AKTIENGESELLSCHAFT


                                           By:   /s/  Konrad Ackermann
                                               ---------------------------------
                                               Name:  Konrad Ackermann
                                               ---------------------------------
                                               Title: Director
                                               ---------------------------------



                                           AUSTOST ANSTALT SCHAAN


                                           By:   /s/  Thomas Hackl
                                               ---------------------------------
                                               Name:  Thomas Hackl
                                               ---------------------------------
                                               Title: Director
                                               ---------------------------------


                                           BALMORE, S.A.


                                           By:   /s/  Francois Morax
                                               ---------------------------------
                                               Name:  Francois Morax
                                               ---------------------------------
                                               Title: Director
                                               ---------------------------------


                                           LIBRA FINANCE, S.A.


                                           By:   /s/  Seymour Brown
                                               ---------------------------------
                                               Name:  Seymour Brown
                                               ---------------------------------
                                               Title: Director
                                               ---------------------------------


ACKNOWLEDGED:

ARTERA GROUP, INC.


By    /s/  Michael J. Parrella
   -------------------------------------
   Name:   Michael J. Parrella
   -------------------------------------
   Title:  Chairman & President
   -------------------------------------